John Hancock Variable Insurance Trust
Supplement dated June 27, 2011
to the Prospectus dated May 2, 2011
American Bond Trust
Core Diversified Growth & Income Trust
     Fund Reorganizations
On June 24, 2011, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization providing for the reorganization of the American Bond Trust into the Bond Trust and the Core Diversified Growth & Income Trust into the Lifestyle Growth Trust. A meeting of the shareholders of the American Bond Trust and Core Diversified Growth & Income Trust has been scheduled for Tuesday, October 4, 2011 to seek approval of the reorganization. Subject to regulatory and shareholder approval, the reorganization is scheduled to occur immediately after the close of business on Friday, October 28, 2011.
American Blue Chip Income and Growth Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust
American International Trust
American New World Trust
The investment objectives of each fund have been changed as noted below:

Fund Name	Prior Investment Objective	New Investment Objective
American Blue Chip Income and Growth Trust	To seek to produce income exceeding the average yield on U.S. stocks generally as represented by the average yield on the Standard & Poor’s 500 Composite Index and to provide an opportunity for growth of principal consistent with sound common stock investing.	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Global Growth Trust	To seek to make the shareholders investment grow over time.	To seek to provide long-term growth of capital.

Fund Name	Prior Investment Objective	New Investment Objective
American Global Small Capitalization Trust	To seek to make the shareholders’ investment grow over time.	To seek to provide long-term growth of capital.

American Growth Trust	To seek to make the shareholders’ investment grow.	To seek to provide growth of capital.

American Growth-Income Trust	To seek to make the shareholders’ investment grow and to provide the shareholders with income over time.	To seek to provide growth of capital and income.

American International Trust	To seek to make the shareholders’ investment grow over time.	To seek to provide long-term growth of capital.

American New World Trust	To seek to make the shareholders’ investment grow over time.	To seek long-term capital appreciation
Optimized All Cap Trust
Effective June 27, 2011, the Optimized All Cap Trust is changing its name to Fundamental All Cap Core Trust and amending and restating its investment policies as follows:
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
In managing the fund, the subadviser looks for companies that are highly differentiated with key growth drivers, sustainable cash flow production, and high returns on capital. The subadviser seeks to identify companies with sustainable competitive advantages and high barriers to entry, strong management and a focus on creating value for fund shareholders. Both growth and value opportunities are evaluated with an approach that uses the present value of estimated future cash flows as the core methodology for measuring intrinsic value.
The subadviser employs a disciplined fundamental research process which produces bottom-up company assessments using key assumptions that drive sales, margins, and asset intensity. Scenario analysis is designed to provide a meaningful range of outcomes and the ability to assess investors’ embedded expectations. The subadviser seeks to purchase companies that meet the criteria above when the shares are selling at a significant discount to intrinsic value. Sell decisions are similarly driven by long term fundamental analysis.
The subadviser constantly reviews portfolio investments and may sell a holding when it has achieved its valuation target, if it believes there is structural or permanent deterioration in the underlying fundamentals of the business, or if it identifies what it believes is a more attractive investment opportunity.
The fund may invest up to 20% of its net assets in equity securities of foreign issuers, including American Depositary Receipts (ADRs) and similar investments. For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in exchange-traded funds (ETFs) and derivative instruments that include options, futures contracts, and swaps. The fund may also invest in U.S. government securities and other short-term securities such as money market instruments and repurchase agreements.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks —Hedging, derivatives and other strategic transactions risk.”
Optimized Value Trust
Effective June 27, 2011, the Optimized Value Trust is changing its name to Fundamental Large Cap Value Trust and amending and restating its investment policies as follows:
Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. As of March 31, 2011, the lowest market capitalization in this group was $9.85 billion. Equity securities include common, convertible, and preferred securities and their equivalents.
In managing the fund, the subadviser looks for companies that are structurally well positioned through a combination of favorable industry forces and company-specific competitive advantages. The subadviser uses the results of its fundamental analysis to come up with a range of intrinsic values for the business underlying each equity security. The subadviser seeks to identify equity securities by evaluating purchase price relative to range of value estimates and the quality of the businesses that it is purchasing. The subadviser seeks to sell fund holdings when the valuation is no longer favorable, the subadviser’s assessment of the quality of the business changes or when the subadviser finds more attractive opportunities.
The fund may invest up to 20% of its net assets in equity securities of foreign issuers, including American Depositary Receipts (ADRs) and similar investments. For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in exchange-traded funds (ETFs) and derivative instruments that include options, futures contracts, and swaps. The fund may also invest in U.S. government securities and other short-term securities such as money market instruments and repurchase agreements.
U.S. Multi Sector Trust
Effective June 27, 2011, U.S. Multi Sector Trust changed its name to U.S. Equity Trust and amended its investment policies to reflect that under normal market conditions, the fund will invest at least 80% of its net assets in equity securities.
Total Bond Market Trust A
Total Bond Market Trust B
Effective July 1, 2011, Appendix A is amended to reflect that the advisory fee for the Total Bond Market Trust A and the Total Bond Market Trust B is lowered to the following levels:
0.47% first $1.5 billion of Aggregate Net Assets
0.46% on the excess over $1.5 billion of Aggregate Net Assets
*Aggregate Net Assets include the assets of the following funds: Total Bond Market Trust A, Total Bond Market Trust B and Total Bond Market Fund, a series of John Hancock Funds II.
Bond Trust
Bond PS Series
Effective July 1, 2011, Appendix A is amended to reflect that the advisory fee for the Bond Trust and the Bond PS Series is lowered to the following levels:
0.650% First $500 million of Aggregate Net Assets
0.600% Next $1 billion of Aggregate Net Assets
0.575% Next $1 billion of Aggregate Net Assets
0.550% Excess over $2.5 billion of Aggregate Net Assets
*Aggregate Net Assets include the net assets of the Bond Trust and Bond PS Series.
Bond Trust
The table under “Examples” in “Annual Fund Operating Expenses” is amended and restated as follows:

	Year 1	Year 3	Year 5	Year 10
Series I	$64	$369	$865	$2,233
Series II	$85	$431	$969	$2,442
Series III	$63	$199	$346	$774

John Hancock Variable Insurance Trust
Supplement dated June 27, 2011
to the Statement of Additional Information dated May 2, 2011
The section “Additional Investment Restrictions — Investment Restrictions that May be Changed only upon 60 Days’ Notice to Shareholders” is amended to add the following additional restriction which is subject to change only upon 60 days’ prior notice to shareholders of the U.S. Equity Trust.
U.S. Equity Trust (formerly U.S. Multi-Sector Trust)
Under normal market conditions, the fund will invest at least 80% of its net assets in equity securities.

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